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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 1995 included in Lear Seating Corporation's Form 8-K filed on August 28, 1995, and to all references to our firm included in this registration statement.



                                          /s/ Arthur Andersen LLP



                                          ARTHUR ANDERSEN LLP



Minneapolis, Minnesota


  September 18, 1995